UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020 (April 29, 2020)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1500 Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 29, 2020, Gogo Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). Stockholders representing 78,617,940 shares, or 88.89%, of the Company’s common stock outstanding as of the March 3, 2020 record date were present in person or were represented at the meeting by proxy. Each proposal subject to a vote at the Annual Meeting was described in detail in the Company’s 2020 Proxy Statement dated March 26, 2020. At the Annual Meeting, five items were acted upon by the stockholders. Final voting results are shown below.

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders elected each of the following Class I directors to serve a three-year term expiring at the Company’s 2023 annual meeting of stockholders or until their successors are duly elected and qualified.

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Hugh W. Jones	56,022,512	3,351,460	19,243,968
Oakleigh Thorne	56,775,478	2,598,494	19,243,968

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Stockholders approved the advisory resolution approving executive compensation.

VOTES FOR	48,740,593
VOTES AGAINST	10,464,939
ABSTENTIONS	168,440
BROKER NON-VOTES	19,243,968

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE GOGO INC. EMPLOYEE STOCK PURCHASE PLAN

Stockholders approved an amendment to the Gogo Inc. Employee Stock Purchase Plan.

VOTES FOR	58,642,955
VOTES AGAINST	630,361
ABSTENTIONS	100,656
BROKER NON-VOTES	19,243,968

PROPOSAL 4

APPROVAL OF A STOCK OPTION EXCHANGE PROGRAM

Stockholders approved a stock option exchange program.

VOTES FOR	48,691,471
VOTES AGAINST	10,560,212
ABSTENTIONS	122,289
BROKER NON-VOTES	19,243,968

PROPOSAL 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

VOTES FOR	77,650,589
VOTES AGAINST	798,052
ABSTENTIONS	169,299
BROKER NON-VOTES	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: May 4, 2020